                                                         Exhibits 5.2 and 23.3

                                                                CONFORMED COPY

                [Letterhead of Morris, Nichols, Arsht & Tunnell]


                                 March 20, 1997

First Maryland Capital I
c/o First Maryland Bancorp
25 South Charles Street
Baltimore, MD 21201

     Re:  First Maryland Capital I

Ladies and Gentlemen:

     We have acted as special Delaware counsel to First Maryland Capital I, a Delaware statutory business trust (the "Trust"), in connection with certain matters relating to the creation of the Trust and the proposed issuance of New Capital Securities to beneficial owners pursuant to and as described in Registration Statement No. 333-22871-01 (and the Prospectus forming a part thereof) on Form S-4 as filed with the Securities and Exchange Commission (the "Commission") on March 6, 1997, as amended by Pre-Effective Amendment No. 1 thereto to be filed with the Commission on or about the date hereof (as so amended, the "Registration Statement"). Capitalized terms used herein and not otherwise herein defined are used as defined in the Amended and Restated Declaration of Trust of the Trust dated as of December 30, 1996 (the "Governing Instrument").

     In rendering this opinion, we have examined and relied upon copies of the following documents in the forms provided to us: the Certificate of Trust of the Trust as filed in the Office of the Secretary of State of the State of Delaware (the "State Office") on December 26, 1996 (the "Certificate of Trust"); a Declaration of Trust of the Trust dated as of December 24, 1996 (the "Original Governing Instrument"); the Governing Instrument; the Indenture dated as of December 30, 1996 between First Maryland Bancorp, a Maryland corporation ("First Maryland") and The Bank of New York, as Trustee; the Guarantee Agreement to be entered into between First Maryland and The Bank of New York, as Trustee, relating to the New Capital Securities; the Registration Rights Agreement dated

First Maryland Capital I
March 20, 1997
Page 2


December 30, 1996 among the Trust, First Maryland and the Initial Purchasers
(as defined therein) (the "Registration Rights Agreement"); the Registration Statement; and a certificate of good standing of the Trust obtained as of a recent date from the State Office. In such examinations, we have assumed the genuineness of all signatures, the conformity to original documents of all documents submitted to us as drafts or copies or forms of documents to be executed and the legal capacity of natural persons to complete the execution of documents. We have further assumed for purposes of this opinion: (i) the due formation or organization, valid existence and good standing of each entity (other than the Trust) that is a party to any of the documents reviewed by us under the laws of the jurisdiction of its respective formation or organization;
(ii) the due authorization, execution and delivery by, or on behalf of, each of the parties thereto of the above-referenced documents; (iii) that no event has occurred, or prior to the issuance of the New Capital Securities will occur, that would cause a dissolution or liquidation of the Trust under the Original Governing Instrument or the Governing Instrument, as applicable; (iv) that the activities of the Trust have been and will be conducted in accordance with the Original Governing Instrument or the Governing Instrument, as applicable, and the Delaware Business Trust Act, 12 Del. C. Sections 3801 et seq. (the "Delaware Act"); (v) that each Person that will acquire New Capital Securities in the Exchange Offer (as defined in the Registration Statement and as used herein, the "Exchange Offer") will validly tender Transfer Restricted Capital
Securities in exchange therefor, that such Transfer Restricted Capital Securities will be duly accepted, and that each such Person will duly receive New Capital Security Certificates in consideration thereof, all in accordance with the terms and conditions of the Governing Instrument, the Registration Statement and the Registration Rights Agreement, and that the New Capital Securities are otherwise issued and sold to the New Capital Securities Holders in accordance with the terms, conditions, requirements and procedures set forth in the Governing Instrument, the Registration Statement and the Registration Rights Agreement; and (vi) that the documents examined by us are in full force and effect, express the entire understanding of the parties thereto with respect to the subject matter thereof and have not been modified, supplemented or otherwise amended, except as herein referenced. We have not reviewed any documents other than those identified above in connection with this opinion, and we have assumed that there are no other documents that are contrary to or inconsistent with the opinions expressed herein. Further, we express no opinion with respect to, and assume no responsibility for the contents of, the Registration Statement or any other offering material relating to the New Capital Securities. No opinion is expressed herein with respect to the requirements of, or compliance with, federal or state securities or blue sky laws. As to any fact material to our opinion, other than those assumed, we

First Maryland Capital I
March 20, 1997
Page 3


have relied without independent investigation on the above-referenced documents and on the accuracy, as of the date hereof, of the matters therein contained.

        Based on and subject to the foregoing, and limited in all respects to matters of Delaware law, it is our opinion that:

        1. The Trust is a duly created and validly existing business trust in good standing under the laws of the State of Delaware.

        2. The New Capital Securities, upon issuance pursuant to the Exchange Offer, will constitute validly issued and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable beneficial interests in the assets of the Trust.

        3. Under the Delaware Act and the terms of the Governing Instrument, each New Capital Security Holder of the Trust, in such capacity, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, we express no opinion with respect to the liability of any New Capital Security Holder who is, was or may become a named Trustee of the Trust. Notwithstanding the foregoing, we note that pursuant to Section 10.4 of the Governing Instrument, the Trust may withhold amounts otherwise distributable to a Holder and pay over such amounts to the applicable jurisdictions in accordance with federal, state and local law and any amount withheld will be deemed to have been distributed to such Holder and that, pursuant to the Governing Instrument, New Capital Security Holders may be obligated to make payments or provide indemnity or security under the circumstances set forth therein.

        We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name and reference to our opinion under the heading "LEGAL MATTERS" in the Prospectus forming a part thereof. In giving this consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. This opinion speaks only as of the date hereof and is based on our understandings and assumptions as to present facts, and on our review of the above-referenced documents and the application of Delaware law as the same exist as of the date hereof, and we undertake no obligation to update or supplement this opinion after the date hereof for the benefit of any person or entity with respect to any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur or take effect. This opinion is

First Maryland Capital I
March 20, 1997
Page 4


intended solely for the benefit of the addressee hereof in connection with the matters contemplated hereby and may not be relied on by any other person or entity or for any other purpose without our prior written consent.

                                           Very truly yours,

                                           MORRIS, NICHOLS, ARSHT & TUNNELL

                                           /s/ Morris, Nichols, Arsht & Tunnell

                                                          Exhibits 5.2 and 23.3

                                                                 CONFORMED COPY

                [Letterhead of Morris, Nichols, Arsht & Tunnell]


                                 March 20, 1997

First Maryland Capital II
c/o First Maryland Bancorp
25 South Charles Street
Baltimore, MD 21201

   Re:  First Maryland Capital II

Ladies and Gentlemen:

        We have acted as special Delaware counsel to First Maryland Capital II, a Delaware statutory business trust (the "Trust"), in connection with certain matters relating to the creation of the Trust and the proposed issuance of New Capital Securities to beneficial owners pursuant to and as described in Registration Statement No. 333-22871-02 (and the Prospectus forming a part thereof) on Form S-4 as filed with the Securities and Exchange Commission (the "Commission") on March 6, 1997, as amended by Pre-Effective Amendment No. 1 thereto to be filed with the Commission on or about the date hereof (as so amended, the "Registration Statement"). Capitalized terms used herein and not otherwise herein defined are used as defined in the Amended and Restated Declaration of Trust of the Trust dated as of February 4, 1997 (the "Governing Instrument").

        In rendering this opinion, we have examined and relied upon copies of the following documents in the forms provided to us: the Certificate of Trust of the Trust as filed in the Office of the Secretary of State of the State of Delaware (the "State Office") on January 30, 1997 (the "Certificate of Trust"); a Declaration of Trust of the Trust dated as of January 30, 1997 (the "Original Governing Instrument"); the Governing Instrument; the Indenture dated as of February 4, 1997 between First Maryland Bancorp, a Maryland corporation ("First Maryland") and The Bank of New York, as Trustee; the Guarantee Agreement to be entered into between First Maryland and The Bank of New York, as Trustee, relating to the New Capital Securities; the Registration Rights Agreement dated

First Maryland Capital II
March 20, 1997
Page 2


February 4, 1997 among the Trust, First Maryland and the Initial Purchasers (as defined therein) (the "Registration Rights Agreement"); the Registration Statement; and a certificate of good standing of the Trust obtained as of a recent date from the State Office. In such examinations, we have assumed the genuineness of all signatures, the conformity to original documents of all documents submitted to us as drafts or copies or forms of documents to be executed and the legal capacity of natural persons to complete the execution of documents. We have further assumed for purposes of this opinion: (i) the due formation or organization, valid existence and good standing of each entity (other than the Trust) that is a party to any of the documents reviewed by us under the laws of the jurisdiction of its respective formation or organization;
(ii) the due authorization, execution and delivery by, or on behalf of, each of the parties thereto of the above-referenced documents; (iii) that no event has occurred, or prior to the issuance of the New Capital Securities will occur, that would cause a dissolution or liquidation of the Trust under the Original Governing Instrument or the Governing Instrument, as applicable; (iv) that the activities of the Trust have been and will be conducted in accordance with the Original Governing Instrument or the Governing Instrument, as applicable, and the Delaware Business Trust Act, 12 Del. C. Sections 3801 et seq. (the "Delaware Act"); (v) that each Person that will acquire New Capital Securities in the Exchange Offer (as defined in the Registration Statement and as used herein, the "Exchange Offer") will validly tender Transfer Restricted Capital Securities in exchange therefor, that such Transfer Restricted Capital Securities will be duly accepted, and that each such Person will duly receive New Capital Security Certificates in consideration thereof, all in accordance with the terms and conditions of the Governing Instrument, the Registration Statement and the Registration Rights Agreement, and that the New Capital Securities are otherwise issued and sold to the New Capital Securities Holders in accordance with the terms, conditions, requirements and procedures set forth in the Governing Instrument, the Registration Statement and the Registration Rights Agreement; and (vi) that the documents examined by us are in full force and effect, express the entire understanding of the parties thereto with respect to the subject matter thereof and have not been modified, supplemented or otherwise amended, except as herein referenced. We have not reviewed any documents other than those identified above in connection with this opinion, and we have assumed that there are no other documents that are contrary to or inconsistent with the opinions expressed herein. Further, we express no opinion with respect to, and assume no responsibility for the contents of, the Registration Statement or any other offering material relating to the New Capital Securities. No opinion is expressed herein with respect to the requirements of, or compliance with, federal or state securities or blue sky laws. As to any fact material to our opinion, other than those assumed, we

First Maryland Capital II
March 20, 1997
Page 3


have relied without independent investigation on the above-referenced documents and on the accuracy, as of the date hereof, of the matters therein contained.

        Based on and subject to the foregoing, and limited in all respects to matters of Delaware law, it is our opinion that:

        1. The Trust is a duly created and validly existing business trust in good standing under the laws of the State of Delaware.

        2. The New Capital Securities, upon issuance pursuant to the Exchange Offer, will constitute validly issued and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable beneficial interests in the assets of the Trust.

        3. Under the Delaware Act and the terms of the Governing Instrument, each New Capital Security Holder of the Trust, in such capacity, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, we express no opinion with respect to the liability of any New Capital Security Holder who is, was or may become a named Trustee of the Trust. Notwithstanding the foregoing, we note that pursuant to Section 10.4 of the Governing Instrument, the Trust may withhold amounts otherwise distributable to a Holder and pay over such amounts to the applicable jurisdictions in accordance with federal, state and local law and any amount withheld will be deemed to have been distributed to such Holder and that, pursuant to the Governing Instrument, New Capital Security Holders may be obligated to make payments or provide indemnity or security under the circumstances set forth therein.

        We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name and reference to our opinion under the heading "LEGAL MATTERS" in the prospectus forming a part thereof. In giving this consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. This opinion speaks only as of the date hereof and is based on our understandings and assumptions as to present facts, and on our review of the above-referenced documents and the application of Delaware law as the same exist as of the date hereof, and we undertake no obligation to update or supplement this opinion after the date hereof for the benefit of any person or entity with respect to any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur or take effect. This opinion is

First Maryland Capital II
March 20, 1997
Page 4

intended solely for the benefit of the addressee hereof in connection with the matters contemplated hereby and may not be relied on by any other person or entity or for any other purpose without our prior written consent.

                                Very truly yours,

                                MORRIS, NICHOLS, ARSHT & TUNNELL

                                /s/ Morris, Nichols, Arsht & Tunnell